EXHIBIT 99.1

Verde Closes $2 Million Strategic Investment

from Commercial Partner Ergon

ST. LOUIS, Nov. 3, 2025 /PRNewswire/ -- Verde Resources Inc. (OTCQB: VRDR) (Verde), a road materials company offering proprietary, environmentally sustainable solutions, today announced that Ergon Asphalt & Emulsions, Inc. (“Ergon”), the largest liquid asphalt marketer in North America, has completed a $2 million strategic common stock and warrant investment in Verde.

This investment follows the 10-year exclusive licensing agreement signed by Verde and Ergon in October, granting Ergon rights to commercialize Verde’s emulsion-based carbon sequestering BioAsphalt™ technology across the United States, Canada, and Mexico. BioAsphalt™ enables the use of 100% recycled asphalt materials in cold-mix applications that eliminate burners, heat, and solvents—lowering costs, extending paving seasons, and significantly reducing greenhouse gas emissions.

Ergon Asphalt & Emulsions is a subsidiary of Ergon, Inc., a diversified global organization engaged in multiple industries. The privately held Ergon is an industry pioneer in asphalt innovation and supply, employing more than 4,000 people as it serves customers and partners in over 100 countries worldwide.

“We’re thrilled to welcome Ergon as a strategic shareholder of Verde,” said Jack Wong, CEO of Verde Resources. “This investment strengthens our balance sheet and reinforces our shared vision and long-term commitment. We’re honored that Ergon recognizes Verde as a trusted partner in advancing large-scale decarbonization of the road construction industry through an innovative yet pragmatic approach. With Ergon’s deep expertise and extensive nationwide infrastructure, they are the ideal partner to scale BioAsphalt™ across North America.”

Recent independent testing by the National Center for Asphalt Technology (NCAT) validated the performance of Verde’s next-generation BioAsphalt™—a 100% reclaimed asphalt pavement (known as RAP) cold mix enhanced with biochar. The results confirmed that the material not only meets but exceeds industry specifications, demonstrating strength, durability, and moisture resistance suitable for surface applications.

This milestone establishes a strong operational, technical and financial foundation for Verde’s commercialization efforts with Ergon, marking a pivotal step toward scalable, carbon-storing pavements that lower costs while decarbonizing road construction.

“Our partnership with Verde underscores Ergon’s commitment to leading the industry toward a more sustainable future,” said Patrick Nation, President of Ergon Asphalt & Emulsions. “Our investment reflects genuine enthusiasm to advance Verde’s proprietary technology and bring it to market. BioAsphalt™ provides a practical, scalable solution to decarbonize our sector without compromising quality or performance, and we’re proud to support Verde’s growth as both a commercial partner and strategic shareholder.”

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Verde and Ergon have already hit the ground running, mobilizing joint teams and engaging major customers across Ergon’s network for large-scale projects. These initiatives aim to demonstrate BioAsphalt™ at full commercial scale, showcasing its superior performance, durability, and ease of installation, while generating verified carbon removal credits.

Biochar is fast emerging as a cornerstone of modern infrastructure, creating measurable value for taxpayers, contractors, producers, and Departments of Transportation alike by embedding reliable, traceable carbon removal directly into existing and new roads.

Today, 94% of US roads are paved with asphalt, a high performance but energy-intensive material produced and installed at high temperatures. Frontline workers face heat-related risks, communities endure frequent construction delays, and taxpayers bear the cost of deteriorating infrastructure and mounting environmental waste. Verde and Ergon are bringing practical, scalable solutions to address these long-standing challenges.

At a time when voluntary carbon markets face a credibility crisis, Verde and Ergon are proving that trust is earned through measurable results, not rhetoric. The solution is no longer theoretical; it’s right under our wheels. By integrating permanent carbon storage into materials society already consumes at massive scale, Verde and Ergon are redefining what sustainable road construction looks like: visible, verifiable, and built to last—with common-sense economics at its core.

Additional details regarding Ergon’s investment in Verde will be disclosed in a Form 8-K filing with the U.S. Securities and Exchange Commission.

About Verde Resources Inc.:

Verde Resources Inc. (OTCQB: VRDR) is an emerging leader in sustainable infrastructure, specializing in innovative and cost-effective solutions to help the industry seamlessly #TransitionToZero™. By integrating proprietary technologies with sustainable practices, Verde is at the forefront of creating low-carbon materials for infrastructure worldwide.

The company is driving transformation in a sector long overdue for change. Its approach reduces greenhouse gas emissions, sequesters carbon dioxide, optimizes the use of native soils and recycled materials, accelerates installation, and improves overall efficiency, all while lowering costs.

For more information, please visit https://www.verderesources.com

About Ergon Asphalt & Emulsions, Inc.:

Ergon Asphalt & Emulsions, Inc., a subsidiary of Ergon, Inc., is a leading provider of high-performance asphalt products and technologies. With decades of experience, Ergon specializes in delivering advanced emulsions, polymer modified asphalts, and other solutions that enhance pavement performance and sustainability. Through its state-of-the-art facilities and dedicated technical expertise, Ergon is committed to driving innovation in the asphalt industry.

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Cautionary Note Regarding Forward Looking Statements

This press release and statements of Verde's and Ergon's management made in connection with the matters addressed by this press release contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding Verde's expectations, projections, and potential future developments. These statements are subject to the safe harbor provisions of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.

Forward-looking statements involve significant known and unknown risks, uncertainties, and other factors that could cause actual results to differ materially and adversely from those expressed or implied. In some cases, forward-looking statements can be identified by words such as "may," "will," "expect," "plan," "believe," "estimate," "anticipate," "project," "intend," “seek,” “potential” or similar expressions. In this press release, forward looking statements include those related to (i) the anticipated benefits to Verde of the license agreement with Ergon and Ergon’s $2 million investment into Verde, (ii) the anticipated attributes and advantages of Verde's products and (iii) Verde and Ergon's future commercial plans in general. These and other statements are based on current expectations and speak only as of the date of this release.

A non-exclusive list of risks and uncertainties that could cause the forward-looking statements herein to differ from future results include, without limitation: (i) the risk that Ergon will be unable to sell Verde-enabled products in the marketplace in sufficient volume so as to generate meaningful revenue for Verde, (ii) risks resulting from Verde's dependence on Ergon as Verde's exclusive North American distributor, and (iii) the risk that the commercial relationship between Verde and Ergon may face known or unknown challenges that result in material adverse effects on Verde. Other Important factors that could cause actual results to differ materially from those in the forward-looking statements include those contained in the Verde's filings with the SEC, which can be accessed here.

Accordingly, readers are cautioned not to place undue reliance on the forward-looking statements contained herein. Except as required by applicable law, Verde does not plan to publicly update or revise any forward-looking statements contained herein, whether because of any new information, future events, changed circumstances or otherwise.

For Media and Investors:

info@verderesources.com

Crocker Coulson, AUM Media

Crocker.coulson@aummedia.org

(646) 652-7185

© 2025 Verde Resources, Inc. All rights reserved.

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